MARKETABLE SECURITIES - NONCURRENT	12 Months Ended
Dec. 31, 2021
Marketable Securities [Abstract]
MARKETABLE SECURITIES - NONCURRENT

NOTE 8. MARKETABLE SECURITIES – NONCURRENT

Marketable securities – noncurrent consist of the following:

	December 31
(in US$ thousands)	2020	2021
Debt securities, classified as available-for-sale	$10,000	$8,132
Equity securities	—	2,190
	$10,000	$10,322

Our Company’s marketable securities - noncurrent are invested in convertible promissory notes and preferred shares. During 2021, we recognized gains of $125 thousand on disposal of marketable securities, consisting of a gain of $79 thousand on the disposal of a marketable security that have been fully impaired years ago, and a gain of $46 thousand on the deemed disposal arising from the partial conversion of the aforementioned promissory note into the preferred shares. (Please see Note 17, “Commitments and Contingencies, (c) Investment Agreements”, for additional information.) Certain of our marketable securities, though denominated in US dollars, are held by an entity of ours whose functional currency is not US dollars, resulting to unrealized exchange gain or loss accounted for as other comprehensive income or loss, and corresponding translation adjustment accordingly.

The promissory notes are convertible into common shares at a price of US$3.00 per share, subject to certain adjustments, and shall be automatically converted upon certain conditions outlined in the agreements. The promissory notes are also convertible into certain preferred shares in accordance with the terms of the agreements. The convertible promissory notes are redeemable based upon certain agreed-upon conditions.

We assessed the estimated fair values of these investments as of December 31, 2021. See Note 4 “Fair Value Measurements” for additional information.